UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): April 11, 2006

THE ALPINE GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-02249

Delaware (State or Other Jurisdiction of Incorporation or Organization)	22-1620387 (I.R.S. Employer Identification No.)

One Meadowlands Plaza
East Rutherford, New Jersey 07073
(Address of Principal Executive Offices, Including Zip Code)

(201) 549-4400
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17CFR240.13c-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 11, 2006, upon the recommendation and approval of the Audit Committee of its Board of Directors, The Alpine Group, Inc. (“Registrant”), appointed Crowe Chizek and Company LLC (“Crowe Chizek”) as Registrant’s independent registered public accounting firm, effective April 13, 2006.

During Registrant’s two most recent fiscal years ended December 31, 2004 and 2005 and the subsequent interim period preceding the above-referenced appointment, the Registrant (or anyone on its behalf) did not consult Crowe Chizek regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s consolidated financial statements; or (B) any matter that was either the subject of a disagreement with Deloitte & Touche LLP (“Deloitte”), Registrant’s former principal accountant, on accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in connection with its report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the United States Securities and Exchange Commission (the “Commission”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 17, 2006	THE ALPINE GROUP, INC.

	By:	/s/ David A. Owen
David A. Owen
Chief Financial Officer